UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________________
FORM 8-K
___________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 8, 2017
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CARTER VALIDUS MISSION CRITICAL REIT II, INC.
(Exact Name of Registrant as Specified in Its Charter)
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Maryland	000-55435	46-1854011
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
4890 West Kennedy Blvd.
Suite 650
Tampa, Florida 33609
(Address of principal executive offices)
(813) 287-0101
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
___________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.
Carter Validus Mission Critical REIT II, Inc. (the “Company”), effective as of February 9, 2017, entered into (1) the Fifth Amendment to the Amended and Restated Dealer Manager Agreement (the “Fifth Amendment”), by and among the Company, Carter Validus Advisors II, LLC (the “Advisor”) and SC Distributors, LLC (the “Dealer Manager”) and (2) the Second Amendment to the Amended and Restated Agreement of Limited Partnership of Carter Validus Operating Partnership II, LP (the “Amended Partnership Agreement”), by and between the Company and the Advisor. The Fifth Amendment and the Amended Partnership Agreement are collectively referred to as the “Amendments.” Both of the Amendments incorporate the terms of a new Class I share of common stock offered by the Company in its ongoing public offering, including terms relating to fees associated with the sale of the Class I shares. Additionally, the Amended Partnership Agreement includes changes to certain tax provisions related to the 2015 Budget Act (as defined therein). The material terms of the Amendments described herein are qualified in their entirety by the Fifth Amendment, a copy of which is attached as Exhibit 1.1 to this Current Report on Form 8-K and the Amended Partnership Agreement, a copy of which is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K, both of which are incorporated by reference herein.

Item 8.01    Other Events.
Third Amended and Restated Distribution Reinvestment Plan
On January 17, 2017, the board of directors of the Company (the "Board") approved and adopted the Third Amended and Restated Distribution Reinvestment Plan (the “Third Amended DRIP”), which will take effect ten days following the filing of this Current Report on Form 8-K. The purpose of the Third Amended DRIP, which was included as Appendix E to the prospectus that is part of the Post-Effective Amendment No. 11 to the Registration Statement on Form S-11 (File No. 333-191706) (the “Post-Effective Amendment”), is to allow Class I stockholders to elect to have cash distributions attributable to Class I shares owned automatically reinvested in additional Class I shares. Pursuant to the Third Amended DRIP, during the time that the Company’s initial public offering or any follow-on offering is effective, the purchase price per Class A share, Class I share and Class T share will be equal to the most recent estimated value per share of each respective class, as determined by the Company’s board of directors. The Third Amended DRIP also provides that the purchase price per Class A share, Class I share and/or Class T share may be amended from time to time by the Board based upon changes in the Company’s estimated value per share and other factors the Board deems relevant. The most recent estimated value per share of $9.07 for each of our Class A common stock and Class T common stock serves as the purchase price per Class A share, Class I share and Class T share in our distribution reinvestment plan.
As provided under the Third Amended DRIP, a participant may terminate participation in the DRIP at any time without penalty by delivering a written notice to the Company. To be effective for any distribution, such notice must be received by the Company at least ten days prior to the last day of the month to which the distribution relates. Any written notice of termination should be mailed to DST Systems, Inc., P.O. Box 219312, Kansas City, MO 64121-9312.
The material terms of the Third Amended DRIP are qualified in their entirety by the Third Amended DRIP, which was included as Appendix E to the prospectus that is part of the Post-Effective Amendment filed on January 20, 2017, and is incorporated herein by reference.
Second Amended and Restated Share Repurchase Program
On January 17, 2017, the Board approved and adopted the Second Amended and Restated Share Repurchase Program (the “Second Amended SRP”), which will be effective on the date the Post-Effective Amendment is declared effective by the Securities and Exchange Commission. The purpose of the Second Amended SRP is to allow Class I stockholders who have held their shares for at least one year (unless an exception described below applies) to present for repurchase all or a portion of their Class I shares. The Second Amended SRP provides that, after one year from the purchase date, the per share repurchase price will be 100% of the most recent estimated value of each Class A share and Class T share, as applicable (in each case, as adjusted for any stock dividends, combinations, splits, recapitalizations and the like with respect to the Company’s Class A and Class T common stock); provided, however, that until the Company’s board of directors determines the estimated value of the Class I common stock, Class I shares shall be repurchased at $9.07 per share (as adjusted for any stock dividends, combinations, splits, recapitalizations and the like with respect to the Company’s Class I common stock). The Company’s board of directors reserves the right, at any time and from time to time, to waive the one-year holding period requirement in the event of the death or qualifying disability of a stockholder, other involuntary exigent circumstances such as bankruptcy, or a mandatory distribution requirement under a stockholder’s IRA.
For a stockholder’s shares to be eligible for repurchase, the Company must receive a written repurchase request at least five business days prior to the end of the month in which the stockholder requests a repurchase of his or her shares. As provided under the Second Amended SRP, the Company limits the number of shares repurchased during any calendar year to 5.0% of the number of shares of its common stock outstanding on December 31st of the previous calendar year. In addition, the Company is authorized to repurchase shares of common stock using proceeds received from its distribution reinvestment plan during the prior calendar year and other operating funds, if any, as the Board, in its sole discretion, may reserve for this purpose. Due to these limitations, the Company cannot guarantee that it will be able to accommodate all share repurchase requests.
The material terms of the Second Amended SRP are qualified in their entirety by the Second Amended SRP, which was included in the prospectus that is part of the Post-Effective Amendment filed on January 20, 2017, and is incorporated herein by reference.
Class A Distributions Authorized
On February 8, 2017, the Board approved and authorized a daily distribution to the Company’s Class A stockholders of record as of the close of business on each day of the period commencing on March 1, 2017 and ending May 31, 2017. The distributions for March 2017, April 2017 and May 2017 will be calculated based on 365 days in the calendar year and will be equal to $0.001767101 per Class A Share, which is equal to an annualized rate of 6.40%, assuming a purchase price of $10.078 per Class A Share. The distributions for each record date in March 2017, April 2017 and May 2017 will be paid in April 2017, May 2017 and June 2017, respectively. The distributions will be payable to stockholders from legally available funds therefor.
Class T Distributions Authorized
On February 8, 2017, the Board approved and authorized a daily distribution to the Company’s Class T stockholders of record as of the close of business on each day of the period commencing on March 1, 2017 and ending May 31, 2017. The distributions for March 2017, April 2017 and May 2017 will be calculated based on 365 days in the calendar year and will be equal to $0.001501543 per Class T Share, which is equal to an annualized rate of 5.68%, assuming a purchase price of $9.649 per Class T Share. The distributions for each record date in March 2017, April 2017 and May 2017 will be paid in April 2017, May 2017 and June 2017, respectively. The distributions will be payable to stockholders from legally available funds therefor.
Class I Distributions Authorized
On February 8, 2017, the Board approved and authorized a daily distribution to the Company’s Class I stockholders of record as of the close of business on each day of the period commencing on the day following the date on which the first Class I share is purchased in the Company’s ongoing public offering and ending May 31, 2017. The distributions for February 2017, March 2017, April 2017 and May 2017 will be calculated based on 365 days in the calendar year and will be equal to $0.001767101 per Class I Share, which is equal to an annualized rate of 7.04%, assuming a purchase price of $9.162 per Class I Share. The distributions for each record date in February 2017, March 2017, April 2017 and May 2017 will be paid in March 2017, April 2017, May 2017 and June 2017, respectively. The distributions will be payable to stockholders from legally available funds therefor.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

1.1
Fifth Amendment to Amended and Restated Dealer Manager Agreement, by and among Carter Validus Mission Critical REIT II, Inc., Carter Validus Advisors II, LLC and SC Distributors, LLC, dated February 9, 2017.

10.1	Second Amendment to Amended and Restated Agreement of Limited Partnership of Carter Validus Operating Partnership II, LP, dated February 9, 2017.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARTER VALIDUS MISSION CRITICAL REIT II, INC.

Dated: February 10, 2017	By:	/s/ Todd M. Sakow
	Name:	Todd M. Sakow
	Title:	Chief Financial Officer